UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2013

APPLE REIT NINE, INC.
(Exact Name of Registrant as Specified in Its Charter)

000-53603	26-1379210
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company”) is making this report in accordance with Item 8.01 and Item 9.01 of Form 8-K.

Item 8.01 Other Events

On July 12, 2013, the Company sent a letter to its shareholders discussing the evaluation by its board of directors of a potential consolidation transaction between Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc., and the associated suspension of the Company’s Unit Redemption and Dividend Reinvestment programs. A copy of the letter to shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

d. Exhibits.

Exhibit 99.1	Shareholders’ Letter

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT NINE, INC.

Date: July 12, 2013	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer